Other Non-current Assets (Tables)	6 Months Ended
Jun. 30, 2017
Other Non-current Assets
Schedule of other non-current assets

Other non-current assets consisted of the following (in thousands):

	As of	As of
	June 30, 2017	December 31, 2016
Available for sale securities:
ZIM notes, net	$11,587	—
HMM notes, net	13,595	—
Held to maturity securities:
ZIM notes, net	—	$40,232
HMM notes, net	—	25,651
Equity participation ZIM	—	—
Other assets	4,363	5,274

Total	$29,545	$71,157

Schedule of available for sale securities at fair value and unrealized losses

HMM and ZIM as of June 30, 2017 (in thousands):

Description of securities	Amortized cost basis	Fair value	Unrealized loss
ZIM notes	$41,279	$11,587	$29,692
HMM notes	18,010	13,595	4,415

Total	$59,289	$25,182	$34,107